Exhibit 99.01

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Midwest Investor Meetings

May 31 – June 1, 2005

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Safe Harbor

This material includes forward-looking statements that are subject to certain risks, uncertainties and assumptions.  Such forward-looking statements include projected earnings, cash flows, capital expenditures and other statements and are identified in this document by the words “anticipate,” “estimate,” “expect,” “projected,” “objective,” “outlook,” “possible,” “potential” and similar expressions.  Actual results may vary materially.  Factors that could cause actual results to differ materially include, but are not limited to: general economic conditions, including the availability of credit, actions of rating agencies and their impact on capital expenditures; business conditions in the energy industry; competitive factors; unusual weather; effects of geopolitical events, including war and acts of terrorism; changes in federal or state legislation; regulation; final approval and implementation of the pending settlement of the securities, ERISA and derivative litigation; costs and other effects of legal administrative proceedings, settlements, investigations and claims; actions of accounting regulatory bodies; risks associated with the California power market; the higher degree of risk associated with Xcel Energy’s nonregulated businesses compared with Xcel Energy’s regulated business; and other risk factors listed from time to time by Xcel Energy in reports filed with the SEC, including Exhibit 99.01 to Xcel Energy’s report on Form 10-K for year 2004.

Low-Risk Strategy

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Invest in utility assets
AND
Earn our allowed return on equity

Total return objective:	7 to 9% per year
Dividend yield	5%
Earnings growth	2 to 4%

Nearly 100% of income from regulated operations

Drivers to Value Creation

Service Territory Growth

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Increase Investment

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Increase Equity

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Earn Authorized Return

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4th largest US electric and gas utility — Customers:

3.3 Million Electric

1.8 Million Gas

Strong Regional
Economy

Unemployment rate — February 2005
US	5.8%
Xcel service area	4.7%

Job growth – 2005 Forecast
Xcel service area	2.4%

Xcel Annual sales growth — 2005-2009
Electric	2.0%
Gas	1.2%

Retail Electric Rate * Comparison

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* EEI typical bills – Summer 2004

Net Income Growth Potential

	2004		2005 – 2009 Potential		Annual Growth Rate

Rate Base	$10.5	B	$12.5	B	3 to 3.5%

Utility Equity Capitalization	49%		52%		0 to 1.2%

Earned Return on Utility Rate Base Equity	9.9%		11.5%		0 to 3.9%

Capital Expenditure Forecast

Dollars in Millions

	2005	2006	2007	2008	2009

Minnesota MERP	$191	$404	$197	$125	$56

Comanche 3	59	179	287	298	125

Base Level Capital Expenditures	991	917	1,021	929	1,085

Total	$1,241	$1,500	$1,505	$1,352	$1,266

Minnesota MERP — Potential Earnings

Dollars in Millions

	2005	2006	2007	2008	2009

Capital Expenditures

Current Year	$191	$404	$197	$125	$56

Cumulative	$238	$642	$839	$964	$1,020

Equity Ratio	48.5%	48.5%	48.5%	48.5%	48.5%

Return on Equity	10.86%	10.86%	10.86%	10.86%	10.86%

Equity Return	$8	$24	$40	$48	$53

Comanche 3 — Potential Earnings

Dollars in Millions

	2005	2006	2007	2008	2009

Capital Expenditures

Current Year	$59	$179	$287	$298	$125

Cumulative	$62	$241	$528	$826	$951

Equity Ratio	56%	56%	56%	56%	56%

Return on Equity	10.75%	10.75%	10.75%	10.75%	10.75%

Equity Return	$2	$9	$23	$41	$54

Strengthen Balance Sheet
with Increased Equity

Company	Dec 31, 2004 Equity Ratio	Target Equity Ratio	Net Income Sensitivity 100 Basis Point Change in Equity Ratio Millions

NSPM	50%	49 to 51%	$3
NSPW	56	54 to 56	1
SPS	48	48 to 50	2
PSCo	48	55 to 56	4
Xcel Energy Consolidated	42	44 to 46

Earn Return Authorized by Regulators

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	2004 Rate Base	Net Income Sensitivity 100 Basis Point Change in ROE **
	Billions *	Millions

Colorado	$4.0	$20
Minnesota	3.4	17
Texas	0.9	4
Wisconsin	0.6	3

*      State regulatory jurisdiction

**   Assuming 50% common equity

Regulatory Initiatives

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2004 Earnings and 2005 Guidance

Dollars per Share

		2005
	2004	Guidance

Regulated utility continuing operations	$1.32	$1.27 – 1.37
Holding Company finance costs	(0.08)	(0.11)
Other nonregulated & Holding Company	0.03	0.02
Total earnings from continuing operations	$1.27	$1.18 – 1.28
Discontinued operations	(0.40)
Total Earnings per Share diluted	$0.87

Dividend

•                  Annual dividend increased by 3 cents May 2005

•                  Current annual dividend rate of 86 cents

•                  Annual dividend increases consistent with long-term earnings growth

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Low-Risk Business Plan

•                  No competitive threats

•                  Constructive regulation

•                  Executable strategy

•                  Identify and manage risks

•                  Solid balance sheet

•                  Total return objective of 7 to 9% per year

Appendix

Organizational Structure
2004 Results

		Xcel Energy Inc.	Income from Continuing Operations (Dollars in Millions)
$527

Holding
Company
$(43)

Northern	Northern	Public	Southwestern	Subsidiaries
States	States	Service	Public	• Eloigne
Power	Power	Company of	Service	• Quixx
Company -	Company -	Colorado	Company
Minnesota	Wisconsin
$230	$54	$218	$55	$13

Regulated				Nonregulated

Senior Debt Ratings

	Moody’s		S&P
	Secured	Unsecured	Secured	Unsecured

Holding Co.	—	Baa1	—	BBB-
NSPM	A2	A3	A-	BBB-
NSPW	A2	A3	A-	BBB
PSCo	A3	Baa1	A-	BBB-
SPS	—	Baa1	—	BBB

Outlook		Stable		Stable

Northern States Power — Minnesota

2004 Electric
Avg. Retail	% of Xcel Energy
Customers	Retail Customers
1,340,000	41.0%

2004 Gas
Avg. Retail	% of Xcel Energy
Customers	Retail Customers
447,500	25.7%

ROE Allowed (Electric)	11.47%
ROE on Average GAAP Equity	12.1%
GAAP % Equity in Capital Structure	49.7%
Senior Unsecured Credit Rating	A3/BBB-
Electric/Gas Net Income Mix	90%/10%
Net Income (Millions)	$230

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Northern States Power — Wisconsin

2004 Electric
Avg. Retail	% of Xcel Energy
Customers	Retail Customers
240,035	7.3%

2004 Gas
Avg. Retail	% of Xcel Energy
Customers	Retail Customers
97,463	5.5%

ROE Allowed (Electric & Gas)	11.9%
ROE on Average GAAP Equity	12.7%
GAAP % Equity in Capital Structure	55.4%
Senior Unsecured Credit Rating	A3/BBB
Electric/Gas Net Income Mix	95%/5%
Net Income (Millions)	$54

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Public Service Company of Colorado

2004 Electric
Avg. Retail	% of Xcel Energy
Customers	Retail Customers
1,293,000	39.6%

2004 Gas
Avg. Retail	% of Xcel Energy
Customers	Retail Customers
1,197,000	68.8%

ROE Allowed (Electric)	10.75%
ROE on Average GAAP Equity	9.9%
GAAP % Equity in Capital Structure	47.7%
Senior Unsecured Credit Rating	Baa1/BBB-
Electric/Gas Net Income Mix	72%/28%
Net Income (Millions)	$218

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Southwestern Public Service

2004 Electric
Avg. Retail	% of Xcel Energy
Customers	Retail Customers
395,000	12.1%

ROE Allowed (Electric – Texas)	11.5%
ROE on Average GAPP Equity	6.9%
% Equity in Capital Structure	47.5%
Senior Unsecured Credit Rating	Baa1/BBB
Electric Net Income	100%
Net Income (Millions)	$55

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Energy Supply Mix — 2004
Owned and Purchased

Fuel Mix

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Purchased
Energy

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*  Low-sulfur, low-mercury western coal

Coal Supply Contracted

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		Coal
	Coal	Transportation

2005	99%	100%
2006	78	75
2007	65	45
2008	46	45

Annual consumption:  32 Million tons of low-sulfur, low-mercury western coal

Electric Fuel and Purchased Energy
Cost Recovery Mechanisms

Minnesota:	Monthly recovery of prospective costs

Colorado:	Recovery of costs with sharing of deviations up to ± $11.25 million from benchmark

Texas:	File for semi-annual adjustments – required if ± 4% annually

Wisconsin:	Biennial rate case – file for interim adjustment if costs fall outside ± 2% annually

New Mexico:	Recovery of costs with 2 month lag

Key Assumptions for
2005 Earnings Guidance

•                  Seren is held for sale and accounted for as discontinued operations

•                  Normal weather patterns are experienced for 2005

•                  Weather-adjusted retail electric sales growth of 1.6 to 2.0%

•                  Weather-adjusted retail natural gas sales growth of 1.0 to 1.3%

•                  A successful outcome in the NSP-Minnesota gas rate case

•                  A successful outcome in the FERC rate case

•                  Capacity costs are projected to increase by $15 million, net of recovery

•                  No additional margin impact associated with the fuel allocation issue at SPS

•                  2005 trading and short-term wholesale margins are projected to decline from 2004 levels by approximately $30 million to $55 million

•                  2005 utility other operating and maintenance expense is expected to increase between 2 to 3% compared with 2004 levels

•                  2005 depreciation expense is projected to increase approximately 7 to 8%compared with 2004

•                  2005 interest expense is projected to increase approximately $10 million to $15 million compared with 2004 levels

•                  Allowance for funds used during construction-equity is projected to be relatively flat compared with 2004

•                  Xcel Energy continues to recognize COLI tax benefits of 9 cents per share in 2005

•                  The effective tax rate for continuing operations is expected to be  approximately 27 to 30% percent

•                  Average common stock and equivalents of approximately 426 million shares in 2005, based on the “If Converted” method for convertible notes

Minnesota Metro Emissions
Reduction Program (MERP)

•                  Convert two in-city coal plants to natural gas & refurbish a third in-city coal plant

•                  Improves environment

SO2	NOx	Mercury	Particulate	CO2
93%	91%	78%	55%	21%

•                  Cash return on investment begins January 2006

•                  Target ROE 10.86% with incentive sliding scale 9.97 to 11.46%

•                  Equity ratio 48.5%

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Colorado — Comanche 3

•                  Construction expenditures up to a formula-based cap are deemed prudent

•                  PSCo equity ratio up to 60% deemed reasonable for 2006 rate case proceeding

•                  Capital expenditures to be included in rate recovery prior to project completion, depending on credit rating

•                  Net emissions of SO2 and NOx for Comanche Units 1, 2, & 3 will not exceed current emissions